Investor contact:                        Media contact:
Brad Burke                            Leslie Wojcik
SEI                                SEI
+1 610-676-5350                        +1 610-676-4191
bburke2@seic.com                        lwojcik@seic.com
Pages:        10

FOR IMMEDIATE RELEASE

SEI Reports Third-Quarter 2025 Financial Results

OAKS, Pa., Oct. 22, 2025 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the third quarter 2025. Relative to the third quarter 2024, EPS increased by 9%, and revenue and operating income grew by 8% and 11%, respectively, with operating margin increasing to 28%.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2025	2024	%	2025	2024	%

Revenues	$578,511	$537,396	8%	$1,689,456	$1,567,961	8%
Operating income	159,961	143,832	11%	465,693	406,197	15%
Operating margin	28%	27%	4%	28%	26%	8%
Net income attributable to SEI Investments	164,204	154,900	6%	542,804	425,420	28%
Diluted earnings per share	$1.30	$1.19	9%	$4.25	$3.23	32%

“SEI delivered another strong quarter, surpassing $100 million in net sales events year to date—a record for our company through the third quarter. Excluding one-time items, third-quarter earnings per share also hit a record high. Our growth is underscored by the disciplined execution of our clear enterprise strategy, and we have confidence in our healthy sales pipelines,” said CEO Ryan Hicke.

“We are making targeted investments in technology and talent, allocating capital to the highest-return opportunities, and driving margin expansion. We’re excited for the significant opportunity ahead, and our confidence in SEI’s ability to outperform and deliver long-term, sustainable value for our clients and shareholders has never been stronger.”

Summary of Third-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2025	2024	%	2025	2024	%
Investment Managers:
Revenues	$207,050	$184,607	12%	$594,165	$537,128	11%
Expenses	125,934	114,118	10%	364,781	334,955	9%
Operating Profit	81,116	70,489	15%	229,384	202,173	13%
Operating Margin	39%	38%		39%	38%

Private Banks:
Revenues	143,994	138,734	4%	423,157	401,272	5%
Expenses	120,763	115,097	5%	354,236	339,961	4%
Operating Profit	23,231	23,637	(2)%	68,921	61,311	12%
Operating Margin	16%	17%		16%	15%

Investment Advisors:
Revenues	147,465	126,836	16%	421,234	370,141	14%
Expenses	79,128	70,152	13%	227,384	206,063	10%
Operating Profit	68,337	56,684	21%	193,850	164,078	18%
Operating Margin	46%	45%		46%	44%

Institutional Investors:
Revenues	71,826	71,626	—%	209,675	214,911	(2)%
Expenses	38,068	37,851	1%	109,795	116,386	(6)%
Operating Profit	33,758	33,775	—%	99,880	98,525	1%
Operating Margin	47%	47%		48%	46%

Investments in New Businesses:
Revenues	8,176	15,593	(48)%	41,225	44,509	(7)%
Expenses	11,863	18,440	(36)%	48,789	55,403	(12)%
Operating Loss	(3,687)	(2,847)	30%	(7,564)	(10,894)	(31)%

Totals:
Revenues	$578,511	$537,396	8%	$1,689,456	$1,567,961	8%
Expenses	375,756	355,658	6%	1,104,985	1,052,768	5%
Corporate Overhead Expenses	42,794	37,906	13%	118,778	108,996	9%
Income from Operations	$159,961	$143,832	11%	$465,693	$406,197	15%

Third-Quarter Business Highlights:
•SEI achieved diluted EPS of $1.30, up 9% from the prior year, driven by strong revenue growth and margin expansion across the business. Several items affected comparability in the quarter, but the net impact to EPS was negligible:
◦A $0.03 benefit from insurance proceeds and a $0.01 benefit from an earn-out accrual adjustment in the Advisors business.
◦Expenses of $0.02 related to M&A for the planned acquisition of Stratos and $0.02 of severance costs.
◦Prior period results included positive contributions from unusual items, adding $0.08 to EPS in Q3 2024 and $0.58 in Q2 2025. Excluding these items, SEI delivered strong sequential and year-over-year EPS growth.
•Net sales events totaled $30.5 million for the third quarter 2025, bringing net sales events for the nine-month period to a record $106.3 million. Sales events were led by record results from Investment Managers, reflecting strong demand for outsourcing and client expansions. Sales pipelines across all of SEI's businesses remain robust.
•Consolidated revenues and operating income increased by 8% and 11%, respectively, from Q3 2024. SEI's consolidated operating margin of 28% improved over both the prior year and prior quarter, reflecting operating leverage on strong revenue growth and cost discipline.
◦Private Banks operating profit declined by 2% due to the benefit of unusual items in Q3 2024; absent these items both revenue and margins improved relative to the prior year.
◦Investment Managers operating profit increased 15%, driven by double-digit revenue growth in alternatives. Traditional revenue in Investment Managers also grew at a healthy pace, benefiting in part from favorable market conditions.
◦Investment Advisors operating profit growth of 21% reflects the benefit of market appreciation, underlying business momentum, a $2M earn-out true-up and the $21M contribution from SEI's integrated cash program, up $10M from Q3 2024.
◦Institutional Investors revenue and profit were flat, reflecting lower equity exposure and less benefit from market appreciation relative to Advisors.
•Ending assets under administration increased by 7%, and ending assets under management increased by 5% from Q2 to Q3.
◦The majority of growth in assets under administration came from alternatives which do not benefit from market appreciation; growth reflects continued momentum in the Investment Managers alternatives business.
◦AUM growth was supported by market appreciation in addition to modestly positive net asset flows in Advisors, as ETF and SMA net inflows offset outflows in traditional mutual funds.
•SEI repurchased 1.6 million shares of common stock for $141.6 million during the third quarter 2025 at an average price of $90.02 per share, bringing total shares repurchased to 9.3 million for the trailing 12 months.

Earnings Conference Call
A conference call and presentation to review earnings is scheduled for 5 p.m. Eastern time on Oct. 22, 2025. Analysts and investors are invited to join the call by completing the registration form. The public is invited to review the presentation and listen to the call and replay at ir.seic.com/events-presentations/events.
Link for registration form: https://register-conf.media-server.com/register/BIfd556ca2d12b41ee852cbc0a021d1a2b
About SEI®
SEI (NASDAQ:SEIC) is a leading global provider of financial technology, operations, and asset management services within the financial services industry. SEI tailors its solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives. As of Sept. 30, 2025, SEI manages, advises, or administers approximately $1.8 trillion in assets. For more information, visit seic.com.
This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," '"will," "can," "expect," "believe," "remain," and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•our opportunities;
•our ability to outperform and deliver long-term, sustainable value for our clients and shareholders
•the drivers of our growth;
•the strength of our pipelines; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. We undertake no obligation to update our forward-looking statements. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024

Asset management, admin. and distribution fees	$461,964	$423,859	$1,331,650	$1,237,623
Information processing and software servicing fees	116,547	113,537	357,806	330,338

Total revenues	578,511	537,396	1,689,456	1,567,961

Subadvisory, distribution and other asset mgmt. costs	55,072	47,969	152,313	141,279
Software royalties and other information processing costs	9,434	8,936	27,706	25,503
Compensation, benefits and other personnel	203,739	191,740	594,097	570,534
Stock-based compensation	13,956	13,696	41,985	37,224
Consulting, outsourcing and professional fees	54,401	53,291	167,344	159,258
Data processing and computer related	41,569	37,556	122,689	112,790
Facilities, supplies and other costs	20,982	21,622	61,481	58,795
Amortization	11,912	10,413	33,071	31,284
Depreciation	7,485	8,341	23,077	25,097

Total expenses	418,550	393,564	1,223,763	1,161,764

Income from operations	159,961	143,832	465,693	406,197

Net gain from investments	1,992	427	4,244	3,349
Interest and dividend income	10,207	13,579	29,711	35,950
Interest expense	(109)	(141)	(386)	(419)
Gain on sale of business	—	—	94,412	—
Other income	4,922	8,151	9,422	8,151
Equity in earnings of unconsolidated affiliate	31,903	36,513	94,290	102,375
Net gain from consolidated variable interest entities	1,845	—	1,845	—

Income before income taxes	210,721	202,361	699,231	555,603

Income taxes	46,135	47,461	156,045	130,183

Net income	$164,586	$154,900	$543,186	$425,420

Less: Net income attributable to non-controlling interests	382	—	382	—

Net income attributable to SEI Investments Company	$164,204	$154,900	$542,804	$425,420

Basic earnings per common share	$1.33	$1.20	$4.35	$3.26

Shares used to calculate basic earnings per share	123,099	129,418	124,710	130,550

Diluted earnings per common share	$1.30	$1.19	$4.25	$3.23

Shares used to calculate diluted earnings per share	126,325	130,671	127,684	131,830

Dividends declared per common share	$—	$—	$0.49	$0.46

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands) (Unaudited)

	September 30,	December 31,
	2025	2024
Assets
Current Assets:
Cash and cash equivalents	$792,822	$840,193
Receivables from investment products	50,563	54,118
Receivables, net of allowance for doubtful accounts of $2,228 and $1,435	670,116	567,634
Securities owned	31,242	29,583
Other current assets	66,975	60,282
Total Current Assets	1,611,718	1,551,810

Property and Equipment, net of accumulated depreciation of $461,304 and $493,219	156,065	159,643
Operating Lease Right-of-Use Assets	24,065	28,905
Capitalized Software, net of accumulated amortization of $661,413 and $641,071	235,559	236,023
Investments	293,865	315,567
Assets of Consolidated Variable Interest Entities	170,657	—
Goodwill	168,430	170,287
Intangible Assets, net of accumulated amortization of $44,506 and $55,835	61,387	77,370
Deferred Contract Costs	49,113	45,855
Deferred Income Taxes	17,490	51,984
Other Assets, net	56,761	47,162
Total Assets	$2,845,110	$2,684,606

Liabilities, Redeemable Non-controlling Interests and Shareholders' Equity
Current Liabilities:
Accounts payable	$7,871	$13,081
Accrued liabilities	254,162	347,513
Current portion of long-term operating lease liabilities	7,083	7,900
Deferred revenue	12,307	12,019
Total Current Liabilities	281,423	380,513

Liabilities of Consolidated Variable Interest Entities	100,492	—
Long-term Income Taxes Payable	—	803
Long-term Operating Lease Liabilities	19,234	24,235
Other Long-term Liabilities	24,552	26,943
Total Liabilities	425,701	432,494

Redeemable Non-controlling Interests	18,852	—

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 122,633 and 126,840 shares issued and outstanding	1,226	1,268
Capital in excess of par value	1,648,817	1,539,816
Retained earnings	774,892	758,003
Accumulated other comprehensive loss, net	(24,378)	(46,975)
Total Shareholders' Equity	2,400,557	2,252,112

Total Liabilities, Redeemable Non-controlling Interests and Shareholders' Equity	$2,845,110	$2,684,606

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	For the Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net income	$543,186	$425,420
Less: Net income attributable to non-controlling interests	(382)	—
Adjustments to reconcile net income to net cash provided by operating activities:	(56,368)	1,654
Net cash provided by operating activities, excluding variable interest entities	486,436	427,074
Net cash used in operating activities of consolidated variable interest entities	(5,172)	—
Net cash provided by operating activities	$481,264	$427,074
Net cash provided by/(used in) investing activities	$40,497	($57,185)
Net cash used in financing activities	($516,474)	($310,392)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	11,953	6,941
Net increase in cash and cash equivalents	17,240	66,438
Cash, cash equivalents and cash and cash equivalents held at consolidated variable interest entities, beginning of period	840,193	834,998
Cash, cash equivalents and cash and cash equivalents held at consolidated variable interest entities, end of period	$857,433	$901,436

Reconciliation of Cash, cash equivalents and cash and cash equivalents held at consolidated variable interest entities to the Consolidated Balance Sheets:	September 30,	December 31,
	2025	2024
Cash and cash equivalents	$792,822	$840,193
Cash and cash equivalents held at consolidated variable interest entities	64,611	—
Total cash and cash equivalents and cash and cash equivalents held at consolidated variable interest entities	$857,433	$840,193

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Sep. 30	Dec. 31	Mar. 31	Jun. 30	Sep. 30
	2024	2024	2025	2025	2025
Investment Managers:
Collective trust fund programs (A)	$204,429	$202,384	$209,491	$225,690	$237,964
Liquidity funds	233	188	244	307	418
Total assets under management	$204,662	$202,572	$209,735	$225,997	$238,382
Client assets under administration	1,022,515	1,032,812	1,061,067	1,128,325	1,204,843
Total assets	$1,227,177	$1,235,384	$1,270,802	$1,354,322	$1,443,225

Private Banks:
Equity and fixed-income programs	$26,565	$25,523	$25,590	$27,839	$28,408
Collective trust fund programs	5	4	4	3	3
Liquidity funds	2,948	2,688	3,670	2,796	2,802
Total assets under management	$29,518	$28,215	$29,264	$30,638	$31,213
Client assets under administration	8,349	8,340	8,365	8,431	8,902
Total assets	$37,867	$36,555	$37,629	$39,069	$40,115

Investment Advisors:
Equity and fixed-income programs	$78,361	$76,283	$75,689	$80,618	$85,245
Liquidity funds	2,790	3,105	3,153	3,457	3,391
Total Platform assets under management	$81,151	$79,388	$78,842	$84,075	$88,636
Platform-only assets	24,501	25,244	25,591	29,848	32,152
Platform-only assets-deposit program	2,447	2,398	2,216	2,155	2,165
Total Platform assets	$108,099	$107,030	$106,649	$116,078	$122,953

Institutional Investors:
Equity and fixed-income programs	$79,252	$75,481	$76,491	$80,112	$82,676
Collective trust fund programs	1	1	1	—	—
Liquidity funds	1,829	1,511	1,580	1,768	1,580
Total assets under management	$81,082	$76,993	$78,072	$81,880	$84,256
Client assets under advisement	8,038	5,955	5,573	6,090	6,564
Total assets	$89,120	$82,948	$83,645	$87,970	$90,820

Investments in New Businesses:
Equity and fixed-income programs	$2,825	$2,747	$2,661	$2,867	$2,999
Liquidity funds	246	297	288	244	244
Total assets under management	$3,071	$3,044	$2,949	$3,111	$3,243
Client assets under administration (E)	15,110	14,791	14,846	—	—
Client assets under advisement	2,021	2,185	2,219	2,593	2,452
Total assets	$20,202	$20,020	$20,014	$5,704	$5,695

LSV Asset Management:
Equity and fixed-income programs (B)	$93,855	$86,501	$87,114	$91,795	$95,801

Total:
Equity and fixed-income programs (C)	$280,858	$266,535	$267,545	$283,231	$295,129
Collective trust fund programs	204,435	202,389	209,496	225,693	237,967
Liquidity funds	8,046	7,789	8,935	8,572	8,435
Total assets under management	$493,339	$476,713	$485,976	$517,496	$541,531
Client assets under advisement	10,059	8,140	7,792	8,683	9,016
Client assets under administration (D)	1,045,974	1,055,943	1,084,278	1,136,756	1,213,745
Platform-only assets	26,948	27,642	27,807	32,003	34,317
Total assets	$1,576,320	$1,568,438	$1,605,853	$1,694,938	$1,798,609
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.4 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of September 30, 2025).
(C)Equity and fixed-income programs include $6.9 billion of assets invested in various asset allocation funds (as of September 30, 2025).
(D)    In addition to the assets presented, SEI also administers an additional $11.5 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of September 30, 2025).
(E)    Client assets under administration related to the Family Office Services business divested on June 30, 2025.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2024	2024	2025	2025	2025
Investment Managers:
Collective trust fund programs (A)	$198,839	$204,954	$208,720	$215,085	$231,088
Liquidity funds	245	223	256	288	385
Total assets under management	$199,084	$205,177	$208,976	$215,373	$231,473
Client assets under administration	1,005,111	1,034,500	1,061,282	1,098,925	1,174,961
Total assets	$1,204,195	$1,239,677	$1,270,258	$1,314,298	$1,406,434

Private Banks:
Equity and fixed-income programs	$25,823	$26,067	$25,894	$26,533	$28,051
Collective trust fund programs	5	4	4	3	3
Liquidity funds	2,858	2,814	2,961	2,771	2,834
Total assets under management	$28,686	$28,885	$28,859	$29,307	$30,888
Client assets under administration	8,074	8,395	8,488	8,266	8,665
Total assets	$36,760	$37,280	$37,347	$37,573	$39,553

Investment Advisors:
Equity and fixed-income programs	$76,111	$77,866	$77,287	$76,629	$82,735
Liquidity funds	4,264	3,031	3,119	3,464	3,378
Total Platform assets under management	$80,375	$80,897	$80,406	$80,093	$86,113
Platform-only assets	23,194	25,109	25,939	27,288	30,874
Platform-only assets-deposit program	1,176	2,186	2,187	2,152	2,136
Total Platform assets	$104,745	$108,192	$108,532	$109,533	$119,123

Institutional Investors:
Equity and fixed-income programs	$77,473	$77,399	$76,492	$77,843	$80,802
Collective trust fund programs	1	1	1	—	—
Liquidity funds	2,046	2,154	1,655	1,853	1,810
Total assets under management	$79,520	$79,554	$78,148	$79,696	$82,612
Client assets under advisement	7,925	6,991	5,741	5,841	6,274
Total assets	$87,445	$86,545	$83,889	$85,537	$88,886

Investments in New Businesses:
Equity and fixed-income programs	$2,432	$2,819	$2,801	$2,732	$2,934
Liquidity funds	546	269	274	244	255
Total assets under management	$2,978	$3,088	$3,075	$2,976	$3,189
Client assets under administration (E)	14,973	14,961	14,630	14,917	—
Client assets under advisement	1,885	2,110	2,205	2,329	2,428
Total assets	$19,836	$20,159	$19,910	$20,222	$5,617

LSV Asset Management:
Equity and fixed-income programs (B)	$93,195	$88,880	$87,790	$89,422	$92,969

Total:
Equity and fixed-income programs (C)	$275,034	$273,031	$270,264	$273,159	$287,491
Collective trust fund programs	198,845	204,959	208,725	215,088	231,091
Liquidity funds	9,959	8,491	8,265	8,620	8,662
Total assets under management	$483,838	$486,481	$487,254	$496,867	$527,244
Client assets under advisement	9,810	9,101	7,946	8,170	8,702
Client assets under administration (D)	1,028,158	1,057,856	1,084,400	1,122,108	1,183,626
Platform-only assets	24,370	27,295	28,126	29,440	33,010
Total assets	$1,546,176	$1,580,733	$1,607,726	$1,656,585	$1,752,582
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during third-quarter 2025 include $1.4 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.8 billion of average assets invested in various asset allocation funds during third-quarter 2025.
(D)    In addition to the assets presented, SEI also administers an additional $11.5 billion of average assets in Funds of Funds assets during third-quarter 2025 on which SEI does not earn an administration fee.
(E)    Client assets under administration related to the Family Office Services business divested on June 30, 2025.

SALES EVENTS
(In thousands) (Unaudited)

Net Recurring Sales Events

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2024	2024	2025	2025	2025
Investment Processing-related Businesses:
Investment Managers	$23,319	$18,027	$25,296	$21,928	$27,460
Private Banks	9,417	9,245	7,059	254	(6,713)
Total Investment Processing-related Businesses	$32,736	$27,272	$32,355	$22,182	$20,747

Asset Management-related Businesses:
Private Banks-AMD	($854)	$495	($58)	($174)	($1,674)
Investment Advisors	2,686	1,339	888	(1,654)	1,230
Institutional Investors	(576)	(2,673)	41	2,544	(594)
Total Asset Management-related Businesses	$1,256	($839)	$871	$716	($1,038)

Newer Initiatives:
Investments in New Businesses	$936	$1,778	$3,614	$1,245	$1,208

Total Net Recurring Sales Events	$34,928	$28,211	$36,840	$24,143	$20,917

Non-Recurring Sales Events

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2024	2024	2025	2025	2025
Investment Processing-related Businesses:
Investment Managers	$712	$2,465	$835	$1,102	$2,465
Private Banks	8,796	6,622	7,060	2,373	7,087
Total Investment Processing-related Businesses	$9,508	$9,087	$7,895	$3,475	$9,552

Newer Initiatives:
Investments in New Businesses	$1,976	$921	$1,834	$1,552	$71

Total Non-Recurring Sales Events	$11,484	$10,008	$9,729	$5,027	$9,623

Total Sales Events

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2024	2024	2025	2025	2025
Investment Processing-related Businesses:
Investment Managers	$24,031	$20,492	$26,131	$23,030	$29,925
Private Banks	18,213	15,867	14,119	2,627	374
Total Investment Processing-related Businesses	$42,244	$36,359	$40,250	$25,657	$30,299

Asset Management-related Businesses:
Private Banks-AMD	($854)	$495	($58)	($174)	($1,674)
Investment Advisors	2,686	1,339	888	(1,654)	1,230
Institutional Investors	(576)	(2,673)	41	2,544	(594)
Total Asset Management-related Businesses	$1,256	($839)	$871	$716	($1,038)

Newer Initiatives:
Investments in New Businesses	$2,912	$2,699	$5,448	$2,797	$1,279

Total Sales Events	$46,412	$38,219	$46,569	$29,170	$30,540